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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 18, 2004 (November 17, 2004)
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49799 (Commission File Number)	87-0634302 (I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On November 17, 2004, Overstock.com, Inc. (the "Company") entered into an Underwriting Agreement with Lehman Brothers Inc., as Representative of the underwriters named therein, in connection with a registered public offering of 1,200,000 shares of its common stock at an offering price of $57.53 per share. The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K.

        On November 17, 2004, the Company entered into a Purchase Agreement with Lehman Brothers Inc., as Representative of the initial purchasers named therein, in connection with an offering of $100,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2011 in transactions exempt from registration under the Securities Act of 1933.

        On November 17, 2004, the Company entered into a Second Amendment to Loan and Security Agreement dated as of May 6, 2004 (the "Agreement") by and between the Company and Wells Fargo Foothill, Inc. The Second Amendment modified certain negative covenants contained in the Agreement related to limitations on the Company's ability to incur additional debt. A copy of the Second Amendment is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

        On November 18, 2004 the Company issued a press release relating to an underwritten registered public offering of its common stock. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

        On November 18, 2004 the Company issued a press release relating to an offering of $100,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2011 in transactions exempt from registration under the Securities Act of 1933. A copy of the press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

  (c)

        Exhibits

1.1	Underwriting Agreement dated November 17, 2004 between the Company and Lehman Brothers Inc., as Representative of the Underwriters named therein.
10.1	Second Amendment dated as of November 17, 2004 to Loan and Security Agreement between Overstock.com, Inc. and Wells Fargo Foothill, Inc.
99.1	Press Release issued November 18, 2004 relating to the Company's underwritten registered public offering of its common stock.
99.2	Press Release issued November 18, 2004 relating to the Company's offering of $100,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2011

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ STEVE HUTCHINSON Steve Hutchinson General Counsel
Date: November 18, 2004

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated November 17, 2004 between the Company and Lehman Brothers Inc., as Representative of the Underwriters named therein.
10.1	Second Amendment dated November 17, 2004 to Loan and Security Agreement between Overstock.com, Inc. and Wells Fargo Foothill, Inc.
99.1	Press Release issued November 18, 2004 relating to the Company's underwritten registered public offering of its common stock.
99.2	Press Release issued November 18, 2004 relating to the Company's offering of $100,000,000 aggregate principal amount of its 3.75% Convertible Senior Notes due 2011

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 7.01 Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX